UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934

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Aytu BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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Your **Vote** Counts!

AYTU BIOPHARMA, INC.

2022 Annual Meeting

Vote by May 17, 2022

11:59 PM ET

AYTU BIOPHARMA, INC.
373 INVERNESS PKWY, SUITE 206
ENGLEWOOD, CO 80112

You invested in AYTU BIOPHARMA, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2022
10:00 AM MDT

Virtually at:
www.virtualshareholdermeeting.com/AYTU2022AM

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election as director of the nominees listed below. **Nominees:**	
1a.	Joshua R. Disbrow	For
1b.	Gary V. Cantrell	For
1c.	Carl C. Dockery	For
1d.	John A. Donofrio Jr.	For
1e.	Michael E. Macaluso	For
2.	The ratification of Plante Moran as our independent registered public accounting firm for the fiscal year ending June 30, 2022.	For
3.	The advisory vote on executive compensation.	For
4.	The advisory vote on the preferred frequency with which future advisory votes on executive compensation will be held.	3 Years

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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